UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

            Filed by the Registrant |X|
            Filed by a party other than the Registrant |_|

            Check the appropriate box:

            |_|   Preliminary Proxy Statement
            |_|   Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
            |X|   Definitive Proxy Statement
            |_|   Definitive Additional Materials
            |_|   Soliciting Material Pursuant to ss. 240.14a-12

                                   ----------

                                  DYNTEK, INC.
                (Name of Registrant as Specified in Its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies: N/A
            (2)   Aggregate number of securities to which  transaction  applies:
                  N/A
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 N/A
            (4)   Proposed maximum aggregate value of transaction: N/A
            (5)   Total fee paid: N/A

                  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

                                  DYNTEK, INC.

                       18881 Von Karman Avenue, Suite 250
                            Irvine, California 92612

Dear Stockholders:

      You are cordially invited to our Special Meeting of Stockholders to be held at held at 10 a.m., local time, on July 15, 2004, at DynTek's executive offices, located at 18881 Von Karman Avenue, Suite 250, Irvine, California. The only items of business scheduled to be considered at the meeting are (i) a proposal to amend DynTek's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, and to eliminate all shares of our authorized Class B common stock and (ii) a proposal to increase the number of shares of common stock available for issuance upon the exercise of options granted under DynTek's 2001 Employee Stock Option Plan to 4,000,000 from 2,000,000 shares. In addition, stockholders may bring matters before the meeting, as described in the accompanying proxy statement. Enclosed with the proxy statement is your proxy card.

      The board of directors of DynTek recommends that you vote "FOR" the proposals being presented at the Special Meeting of Stockholders.

      Your vote is important. Please carefully consider the matters to be presented. Whether or not you plan to attend the Special Meeting of Stockholders in person, we encourage you to complete and sign the accompanying proxy card and return it to us promptly in the envelope provided to ensure that your shares are represented at the meeting. Your proxy can be revoked either by attending the Special Meeting of Stockholders and voting in person or by sending us a properly executed later-dated proxy card. This proxy statement is first being sent or given to our stockholders on or about June 17, 2004.

                                           Sincerely,

                                           Steven J. Ross
                                           President and Chief Executive Officer
                                           DynTek, Inc.

                                  DYNTEK, INC.

                       18881 Von Karman Avenue, Suite 250
                            Irvine, California 92612

                                   ----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 15, 2004

                                   ----------

To Our Stockholders:

      A Special Meeting of Stockholders of DynTek, Inc. will be held at our executive offices, located at 18881 Von Karman Avenue, Suite 250, Irvine, CA on Thursday, July 15, 2004, at 10:00 a.m., local time, for the purpose of considering and acting upon the following proposals:

(1) The solicitation of your approval of our proposed amendment to the Amended and Restated Certificate of Incorporation. The proposed amendments (a) eliminate all shares of our authorized Class B common stock, none of which are currently outstanding, and (b) increase the number of authorized shares of Class A common stock, the remaining class of common stock, from 70,000,000, par value $.0001, to 150,000,000, par value $.0001, and reclassify such stock as "common stock."

(2) The solicitation of your approval of an increase in the number of shares of common stock available for issuance upon exercise of options granted under our 2001 Employee Stock Option Plan (the "2001 Plan") from 2,000,000 shares of common stock to 4,000,000 shares of common stock. The purpose of the increase to the 2001 Plan is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of future acquisitions, in order to provide an incentive for good performance. The current number of shares available for that purpose under the 2001 Plan is insufficient to accomplish this goal.

(3) The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

      Pursuant to the provisions of our By-laws, the Board of Directors has fixed the close of business on June 16, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

      ALL STOCKHOLDERS OF RECORD ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO DYNTEK IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AND REDUCE SOLICITATION EXPENSE.

                                           By Order of the Board of Directors,

                                           Steven J. Ross
                                           President and Chief Executive Officer

June 17, 2004
Irvine, California

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                                 OF DYNTEK, INC.
                           TO BE HELD ON JULY 15, 2004

      The enclosed proxy is solicited by the Board of Directors of DynTek, Inc., a Delaware Corporation ("DynTek"). This Proxy Statement is being mailed to stockholders of DynTek on or about June 17, 2004 in connection with the solicitation of proxies by the Board of Directors of DynTek to be used at the Special Meeting of Stockholders of DynTek to be held on July 15, 2004 and any adjournments thereof (the "Special Meeting"). Accompanying this Proxy Statement is a Notice of Special Meeting of Stockholders and a form of proxy for the Special Meeting.

      The Board of Directors has fixed the close of business on June 16, 2004 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the record date, DynTek had outstanding approximately 58,344,564 shares of its Class A common stock, $.0001 par value, and 683,317 shares of its Series A preferred stock, $.0001 par value. Holders of DynTek's Class A common stock are entitled to one vote per share, and holders of DynTek's Series A preferred stock are entitled to 2.5 votes per share.

      All proxies which are properly completed, signed and returned to DynTek in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of DynTek prior to the exercise thereof, and stockholders who are present at the Special Meeting may withdraw their proxies and vote in person if they so desire. Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy, if properly executed, will vote the shares represented thereby for the proposed amendment to the Amended and Restated Certificate of Incorporation, the proposed amendment of the 2001 Plan and the transaction of such other business that may be brought before the Special Meeting, in accordance with the judgment of the persons voting the proxy; provided, that such discretionary authority granted to the person named in the enclosed proxy card, if it is properly executed, shall specifically include the right to vote in favor of adjournment of the Special Meeting for the purpose of postponing the Special Meeting until such time as sufficient votes necessary to take either or both of the actions called for under the proposals have been received and cast therefor.

      Any combination of outstanding shares of Class A common stock and Series A preferred stock, which shares entitle the holders thereof to cast a majority of the votes which can be cast by all of the outstanding Class A common Stock and Series A preferred stock, taken together, is required to establish a quorum at the Special Meeting. A majority of the votes cast at the Special Meeting by the holders of DynTek's Class A common stock and Series A preferred stock entitled to vote is required for the approval of the proposed amendment to the Amended and Restated Certificate of Incorporation.

      With regard to the proposed amendment to the Amended and Restated Certificate of Incorporation and the amendment of the 2001 Plan, votes may be cast in favor, against or withheld. If a specific choice is not indicated, the persons voting the proxy will vote the shares as recommended by the Board of Directors as follows: (1) "FOR" the amendment to the Amended and Restated Certificate of Incorporation, (2) "FOR" the amendment of the 2001 Plan and (3) if any other matter is properly presented at the meeting, the persons voting the proxy will vote on that matter in his or her discretion. Abstentions will be counted towards determining whether there is a quorum present at the Special Meeting. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals) because although they will count towards the quorum necessary to hold the Special Meeting they do not represent part of the voting power present for any particular matter to come before the Special Meeting. DynTek believes that all proposals being presented to stockholders at the Special Meeting are discretionary proposals and, unless one or more beneficial owners of the Class A common stock or the Series A Preferred Stock have withheld discretionary authority from their brokers or nominees in respect of these proposals, DynTek does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non-votes in respect of these proposals, however, DynTek intends to treat such broker non-votes as stated above.

               PROPOSAL 1 - AMENDMENT OF THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

      The Board of Directors believes that it is in the best interest of DynTek and our stockholders to amend Article Fourth of the Certificate of Incorporation to increase the authorized capitalization of DynTek. Under the proposed amendment, (1) the number of shares of Class A common stock which we are authorized to issue will be increased from 70,000,000 to 150,000,000 shares and reclassified as "common stock" and (2) all reference to shares of Class B common stock which we are authorized to issue will be eliminated. At the close of business on June 16, 2004 there were 58,344,564 shares of Class A common stock, no shares of Class B common stock and 683,317 shares of Series A preferred stock of DynTek outstanding. In addition, as of such date, 502,000 shares of Class A common stock were reserved for issuance under our 2001 Plan. Shares of Class A common stock have also been reserved for issuance upon the exercise of certain issued and outstanding common stock purchase warrants and other convertible securities of DynTek. If this proposal is approved and effected, we will have one class of authorized shares of common stock and one class of authorized shares of blank check preferred stock, subject to the existence of the authorized Series A preferred stock previously issued out of authorized blank check preferred stock.

      The Board of Directors believes that it is prudent to have such additional shares of common stock available for general corporate purposes including future public or private offerings of securities, acquisitions of other businesses or properties, possible stock splits or stock dividends. We have no current plans for the issuance of any shares of common stock, except pursuant to the conversion of Series A preferred stock, the exercise of options granted under the 2001 Plan and the exercise of outstanding common stock purchase warrants or the conversion of outstanding convertible securities.

      Unless otherwise required by applicable law or regulation, all authorized but unissued and unreserved shares of common stock and blank check preferred stock will be issuable, without any further authorization by the stockholders, on such terms and for such consideration as may be determined by the Board of Directors. If applicable law, regulation or the rules of the exchanges or other trading mediums through which our securities are traded do not require stockholder approval as a condition to the issuance of shares in any particular transaction, it is expected that such approval will not be sought.

      Any issuance of additional shares of common stock and blank check preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock, and such additional shares could be used to dilute the stock ownership of a person seeking to obtain control of DynTek. Our management and the Board of Directors have no knowledge of any effort by any person to obtain control of DynTek, and the Board of Directors has no present intention (i) of issuing any shares of common stock with the understanding that the purchasers would vote their shares in any particular way or (ii) of distributing shares or rights to our stockholders.

      Our stockholders are not entitled to preemptive or other rights to subscribe for shares of stock which may be issued in the future.

      If this proposal is approved, our Amended and Restated Articles of Incorporation will be amended to read in its entirety substantially as set forth in Annex A hereto. This proposal has been unanimously approved by the Board of Directors.

Vote Required for Approval

      Approval of the proposed amendment to the Amended and Restated Certificate of Incorporation will require the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of Class A common stock and Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, voting together as a single class. Holders of record of the Class A common stock are entitled to one vote per share on this proposal. Holders of record of Preferred Stock are entitled to 2.5 votes per share on this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSAL.

                   PROPOSAL 2--2001 EMPLOYEE STOCK OPTION PLAN

      The board of directors of DynTek adopted the 2001 Plan to help DynTek and its subsidiaries attract and retain highly capable officers, directors and employees and selected key consultants, and to encourage them to promote the growth and profitability of DynTek and its subsidiaries. 2,000,000 shares of common stock are presently available for issuance under the 2001 Plan, 502,000 shares of which either have already been issued in connection with the exercise of options or are subject to unexercised options previously granted by the board of directors.

      We are soliciting your approval of an amendment to our 2001 Plan (the "Amendment") to ,increase the number of shares of common stock available for the granting of options thereunder from 2,000,000 shares to 4,000,000 shares. The purpose of the Amendment is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of future acquisitions, in order to provide an incentive for good performance. We do not currently have sufficient shares available under the 2001 Plan to accomplish this goal. If the Amendment is not approved, there will be an insufficient number of shares to cover future grants to officers, employees, directors and consultants of DynTek, including those officers, employees, directors and consultants of DynTek following any future acquisitions that it may make, to promote the best interests of the stockholders of DynTek. Although adoption of the Amendment is not a condition to any transactions that DynTek is currently contemplating, and it has no knowledge that the Amendment could be a condition to any acquisition that it may identify in the future, it could be an important component of our ability to incentivize the management of DynTek after the conclusion of any future acquisition. Therefore, it could constitute an important factor in our ability to make any future acquisition a success.

      The Amendment is attached to this proxy statement as Annex B. You are encouraged to carefully read the Amendment in its entirety.

THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL FEATURES OF THE 2001 PLAN, AFTER APPROVAL OF THE AMENDMENT.

      Under the 2001 Plan , if amended under the terms of the Amendment, DynTek may grant options to purchase up to an aggregate of 4,000,000 shares of common stock, subject to adjustment under specified circumstances, to officers, directors, key employees and consultants of DynTek and its majority-owned subsidiaries. Approximately five directors and the officers and key employees of DynTek, and its majority-owned subsidiaries, will be eligible to receive options under the 2001 Plan. An indeterminate, but anticipated small number, of consultants will be eligible to receive options under the 2001 Plan. The total number of shares with respect to which options may be granted to any one participant may not exceed 250,000 shares per calendar year.

      The 2001 Plan provides for the grant of options that are intended to qualify as incentive stock options ("ISOs"), under Section 422 of the Internal Revenue Code, to key employees of DynTek and its subsidiaries, as well as the grant of non-qualifying options ("NQSOs") to officers, directors, key employees and consultants of DynTek and its subsidiaries.

      The 2001 Plan is administered by the compensation committee, which will consist solely of two or more non-employee outside directors. The compensation committee will select the optionees and determine the number of shares of common stock covered by each option and the terms of the option agreement to be executed by DynTek and the optionee.

      The option exercise price for ISOs granted under the 2001 Plan may not be less than the fair market value of the common stock on the date of grant, or 110% of the fair market value in the case of an ISO granted to an optionee beneficially owning more than 10% of the outstanding common stock. The option exercise price for NQSOs granted under the 2001 Plan may not be less than 85% of the fair market value of the common stock on the date of grant. There is a $100,000 limit on the value of common stock (determined at the time of grant) covered by ISOs that first become exercisable by an optionee in any calendar year.

      The maximum option term is ten years from the date of grant (or five years for an ISO granted to an optionee beneficially owning more than 10% of the outstanding common stock). The vesting schedule, which establishes when an option becomes exercisable, and the terms of the options granted under the 2001 Plan will be determined on a case-by-case basis by the compensation committee and provided in the particular option agreement issued to an optionee. No option may be granted more than ten years after the effective date of the 2001 Plan. Subject to the terms of the optionee's stock option agreement, options may only be transferable by will or in accordance with the laws of descent and distribution. To the extent required under SEC Rule 16b-3, options (or the shares of common stock issued upon exercise of the options) must be held for at least six months following the date of grant.

      Payment for shares purchased under the 2001 Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of common stock of DynTek with a fair market value equal to the total option exercise price, or by a combination of common stock of DynTek plus cash equal to the total option exercise price.

      If an optionee's employment with DynTek terminates by reason of death or disability, the optionee's options that are vested on the date of death or disability will terminate on the first anniversary of the optionee's date of termination (unless otherwise stated), but not later than the date the option would otherwise expire. If the optionee's employment terminates for any reason other than death or disability, the optionee's options that are vested on the date of termination may be exercised within three months after such termination of employment (unless otherwise stated), but not later than the date the option would otherwise expire. All of an optionee's options that are unvested as of the optionee's date of termination will be forfeited (unless otherwise stated). Additionally, notwithstanding the foregoing, an optionee's vested options may not be exercised after termination of employment if the compensation committee reasonably determines that the termination of employment of such optionee resulted from willful acts or failure to act by the optionee that were detrimental to DynTek or any of its affiliates, or if the compensation committee reasonably determines that the optionee competed with the business of DynTek prior to such termination of employment.

      In the event of a merger or consolidation, liquidation or sale of all or substantially all of the assets or stock of DynTek, the compensation committee must take any one or more of the following actions:

      o Provide that all or any outstanding options will become fully vested and exercisable in full prior to such event;

      o Provide that all or any outstanding options will be assumed, or substantially equivalent stock-based awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); and/or

      o In the event of a merger under the terms of which holders of common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment for each option held by the optionees equal to the difference between the merger price per share and the exercise price of the options.

      The board of directors and the compensation committee may amend or terminate the 2001 Plan at any time, provided that they cannot, without prior stockholder approval, increase the maximum number of shares reserved for issuance pursuant to the 2001 Plan, increase the number of options that may be granted per year per optionee, change the class of eligible optionees or modify the 2001 Plan in a manner that requires stockholder approval under applicable law. Unless previously terminated, the 2001 Plan will terminate automatically on the tenth anniversary of the date of its adoption.

FEDERAL INCOME TAX CONSEQUENCES

      This tax discussion is a general discussion of the principal tax attributes of options awarded under the 2001 Plan based on the tax rules in effect on the effective date of this filing. State and local income tax consequences are not discussed, and may vary from locality to locality.

      NONQUALIFIED STOCK OPTIONS. A participant who is granted a NQSO will not recognize any income at the time of grant, nor is DynTek entitled to a tax deduction at the time of grant. On the date a participant exercises the NQSO, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. The holding period for capital gain and loss purposes will begin on the date of exercise and the participant's basis in the shares will equal the fair market value of the shares on the date of exercise. When the participant disposes of shares acquired pursuant to a NQSO, any gain or loss on the shares will be treated as long-term or short-term capital gain, depending on the holding period of the shares.

      Subject to Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers, DynTek will be entitled to a deduction on the date of exercise equal to the amount of ordinary income recognized by the participant.

      If the exercise price of a NQSO is paid by surrendering DynTek common stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously-acquired common stock for an equal number of shares of new common stock. The basis of the new shares will be the same basis as the shares surrendered and the holding period of the new shares will include the holding period of the shares surrendered. The second transaction concerns the number of shares that the participant receives upon exercise of the option in excess of the number of surrendered shares, i.e., the "additional shares." The participant will recognize ordinary income upon the exercise equal to the fair market value of these additional shares on the date of exercise, less any cash paid towards the exercise price. The basis of the additional shares will be equal to their fair market value on the date of exercise, and their holding period will begin on that date.

      INCENTIVE STOCK OPTIONS. A participant receiving an ISO will not be subject to income tax upon either the grant of such option or, assuming the ISO requirements are satisfied, its subsequent exercise. The spread between the option's exercise price and the fair market value on the date of exercise will, however, be included in the participant's alternative minimum taxable income for purposes of determining the participant's liability, if any, for the alternative minimum tax. If stock received on exercise of an ISO is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. If the participant holds the shares acquired upon exercise for more than one year after exercise and two years after grant, the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option's exercise price will constitute long-term capital gain or loss at the time of sale.

      If the participant disposes of the shares before the expiration of more than one year after exercise and two years after grant, the participant will be deemed to have made a "disqualifying disposition" of the shares. This will require the participant to recognize ordinary income in the year of the disposition in an amount equal to the difference between the exercise price and the lesser of: (i) the fair market value of the shares on the date the ISO was exercised; or (ii) the amount realized on the sale or exchange of the shares. Additionally, if the sales price on the date of disposition exceeds the fair market value of the shares on the exercise date, the sale will trigger capital gain on such excess.

      DynTek will generally not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event of a disqualifying disposition, DynTek will be entitled to a federal income tax deduction in the year of the disqualifying disposition in an amount equal to the ordinary income realized by the participant.

      If the exercise price of an ISO is paid by surrendering DynTek common stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously-acquired common stock for an equal number of shares of new common stock. The basis of the new shares will be the same basis as the shares surrendered and the holding period will include the holding period of the shares surrendered. The second transaction concerns the number of shares that the participant receives upon exercise of the option in excess of the number of surrendered shares, i.e., the "additional shares." No income or gain is recognized on the receipt of these additional shares. However, the basis of these additional shares will equal zero (i.e., the participant is treated as having paid nothing for these shares). The holding period for the additional shares begins on the date of the exchange. To take advantage of this special rule, the participant cannot surrender common stock that has been acquired through the exercise of an incentive stock option and which has not been held for the requisite period.

      WITHHOLDING TAXES. Whenever DynTek proposes or is required to issue or transfer shares of common stock under the Plan to a current or former employee, DynTek has the right to require the participant to remit to DynTek an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate for such shares or to take any other appropriate action to satisfy such withholding requirements. Notwithstanding the foregoing and subject to such rules established by DynTek, DynTek may permit a participant to satisfy such obligation in whole or in part by electing to have DynTek withhold shares of common stock from the shares to which the participant is otherwise entitled.

      SECTION 162(m). Subject to certain exceptions, Section 162(m) of the Code generally denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million paid per year per person to its chief executive officer and four other officers whose compensation is required to be disclosed in its annual meeting proxy statements. Section 162(m) deduction limits generally do not apply to compensation related to stock options if the exercise price of the option equals or exceeds that stock's fair market value on the date the option is granted, the options are granted under a plan that states the maximum number of shares with respect to which options may be granted to any participant during a specified period, and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2001 Plan is intended to satisfy these requirements with respect to ISOs, and we intend to administer the plan to satisfy these requirements with respect to NQSOs. In particular, to the extent the compensation committee grants NQSOs that are intended to be exempt from the deduction limits under Section 162(m), the compensation committee will set the exercise price for such NQSOs at an amount that equals or exceeds the fair market value of the stock on the date the option is granted. If, however, any options granted to any of the officers described above are deemed not to be exempt from the provisions of Section 162(m) and the officer's non-exempt compensation, including such options, exceeds $1 million in any given year, such excess amount would not be deductible by DynTek.

Vote Required For Approval

      Approval of the Amendment to the 2001 Plan will require the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of common stock and Series A preferred stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, voting together as a single class. Holders of record of common stock are entitled to one vote per share on this proposal. Holders of record of Series A preferred stock are entitled to 2.5 votes per share on this proposal.

        THE BOARD OF DIRECTORS OF DYNTEK RECOMMENDS THAT ALL STOCKHOLDERS
                    OF DYNTEK VOTE "FOR" THE ABOVE PROPOSAL.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

      The following table sets forth information regarding the beneficial ownership of outstanding shares of Class A common stock as of June 4, 2004 by
(i) each of DynTek's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of DynTek's Class A common stock, referred to as the 5% owners. For purposes of the following table, the number of shares of Class A common stock assumes the conversion to Class A common stock of all outstanding shares of Preferred Stock. No person holds 5% or more of the outstanding Preferred Stock.

                                                            Number of Shares                    Percentage
Name and Address of                                     of Class A Common Stock           Outstanding of Class A
Beneficial Owner(1)                                       Beneficially Owned(2)             Common Stock Owned
-------------------                                       ------------------                ------------------
Laurus Master Fund, Ltd.(3)                                    7,112,802                           10.9%
c/o Ironshore Corporate Services Ltd.
P.O. Box 1234 G.T.
Queensgate House,
South Church Street
Grand Cayman, Cayman Islands

Estate of Fred Kassner(4)                                      3,045,610                            5.2%
59 Spring Street
Ramsey, NJ  07446

Steven J. Ross(5)                                                961,939                            1.6%

Dr. Michael W. Grieves(6)                                        562,729                            1.0%
34705 West 12 Mile Road, Suite 300
Farmington Hills, MI 48009

James Linesch(7)                                                 565,573                            1.0%

Brian D. Bookmeier(8)                                             60,000                            *
19327 Agusta Dr.
Livonia, MI 48152

Arion Kalpaxis(9)                                                274,000                            *

Marshall Toplansky(10)                                           130,000                            *

Wade Stevenson(11)                                                62,250                            *

ALL OFFICERS AND DIRECTORS                                      2,616,491                           4.5%
as a group (7 persons)(5)(6)(7)(8)(9)(10)(11)

*     Less than 1%

----------

(1) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o DynTek, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

(2) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(3) Shares to be sold consists of 3,888,889 shares issuable upon the conversion of the $3.5 million Convertible Term Note and 425,000 shares issuable upon the exercise of common stock purchase warrants; and a second set of 2,173,913 shares issuable upon the conversion of the $2.5 million Convertible Term Note and 625,000 shares issuable upon the exercise of common stock purchase warrants. Laurus Master Fund, Ltd. has contractually agreed to beneficial ownership limitations that restrict the conversion or exercise of securities held by Laurus to less than 5% at any point in time.

(4) Includes 40 shares of Common Stock underlying DynTek's publicly-traded Class A warrants and 100,000 shares of Common Stock underlying Warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in DynTek's assets.

(5) Includes options to purchase 905,000 shares of Common Stock exercisable at prices ranging from $0.80 to $2.25 per share granted to Mr. Ross under DynTek's 1992 and 2001 Employee Stock Option Plans and the 1997 Non-Employee Directors' Stock Option Plan, 7,939 shares of Common Stock, and 49,000 shares of Common Stock underlying options to purchase 19,600 shares of DynTek's Series A Preferred Stock with strike prices of $1.69 per share.

(6) Includes 89,883 shares of Common Stock which are issuable to Dr. Grieves upon conversion of 35,935 shares of Series A Preferred Stock held by him. Also includes beneficial ownership of options to purchase 90,846 shares of Common Stock at prices between $0.957 to $13.52 per share, upon exercise of options to purchase 36,642 shares of Series A Preferred Stock. Also includes 30,000 options exercisable for Common Stock granted to Dr. Grieves under the 1997 Non-Employee Directors' Stock Option Plan at prices between $0.80 and $2.25.

(7) Includes 420,000 options granted to Mr. Linesch under the 1997 Non-Employee Directors' Stock Option Plan, 1992 Plan and 2001 Employee Stock Option Plan at prices ranging from $0.80 to $3.78 and includes 8,750 shares of Common Stock which are issuable to Mr. Linesch upon conversion and 3,500 shares of Series A Preferred Stock held by him.

(8) Includes options to purchase 60,000 shares of Common Stock granted under the 1997 Non-Employee Directors' Stock Option Plan at prices between $0.80 and $3.78.

(9) Includes 15,000 options to purchase 15,000 shares of Common Stock granted to Mr. Kalpaxis at $2.04 per share under the 2001 Employee Stock Option Plan.

(10) Includes 100,000 options to purchase shares of Common Stock at $3.00 per share issued to Mr. Toplansky for services rendered and 20,000 options to purchase shares of Common Stock granted at $0.80 and $1.00 per share under the 1997 Non-Employee Directors' Stock Option Plan.

(11) Includes options to purchase 62,250 shares of Common Stock with strike prices between $0.96 and $2.04 per share under the 1992 and 2001 Employee Stock Option Plans.

                              STOCKHOLDER PROPOSALS

      Our certificate of incorporation and by-laws require any stockholder who wishes to bring any proposal before a meeting of stockholders or to nominate a person to serve as a director to give written notice thereof and provide certain related information to us at least 60 days prior to the date that is one year from the date of the immediately preceding annual meeting, if such proposal or nomination is to be submitted at an annual meeting, or within ten days of the giving of notice to the stockholders, if such proposal or nomination is to be submitted at a special meeting. The written notice must set forth with particularity:

      o The name and business address of the stockholder submitting such proposal and all persons acting in concert with such stockholder;

      o The name and address of the persons identified above, as they appear on our books (if they so appear);

      o The class and number of shares of the voting securities beneficially owned by the persons identified above;

      o A description of the proposal containing all material information relating thereto, including the reasons for submitting such proposal; and

      o Such other information as the board of directors reasonably determines is necessary or appropriate to enable the board of directors and stockholders to consider such proposal.

      We do not know of any matters that are likely to be brought before the Special Meeting other than those referred to in this proxy statement. However, in the event that any other matters properly come before the Special Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

      The presiding officer at the Special Meeting may determine that any stockholder proposal or nomination was not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with law and, if he or she so determines, he or she may refuse to allow the stockholder proposal or nomination to be considered at the Special Meeting.

      Under the rules of the SEC, stockholder proposals intended to be presented at our next annual meeting (to be held in 2005) must be received by us on or before February 27, 2005 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, DynTek, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

                                  OTHER MATTERS

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by DynTek. In addition to the solicitation of proxies by use of the mails, DynTek may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. DynTek has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so.

      Management does not expect any matters to come before the meeting other than those to which reference is made in this Proxy Statement. However, if any other matter should properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                           By order of the Board of Directors

                                           Steven J. Ross
                                           President and Chief Executive Officer

June 17, 2004

                                                                         Annex A

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  DYNTEK, INC.

            DynTek, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

            1. The name of the corporation is DynTek, Inc. The original certificate of incorporation of the Corporation (the "Original Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware and adopted on May 12, 1989, under the name Universal Self Care, Inc., restored and revived on July 24, 1991, and amended on October 21, 1992, October 21, 1997, February 4, 1998, and November 30, 1999, and amended and restated on December 27, 2001.

            2. This Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") amends and restates in its entirety the Corporation's Original Certificate of Incorporation and subsequent amendments and a restatement thereto and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and approved by the stockholders of the Corporation at a special meeting of stockholders held on July 15, 2004 and duly executed and acknowledged by the officers of the Corporation in accordance with Section 103 of the DGCL.

            3. At 5:30 p.m. on July 15, 2004 (the "Effective Time"), references to the Corporation's Class B Common Stock, $.0001 par value per share, (the "Class B Common Stock") shall be eliminated and the Class B Common Stock shall be cancelled. There is no Class B Common Stock issued and outstanding.

            4. At the Effective Time, each share of the Corporation's Class A Common Stock, $.0001 par value per share, issued and outstanding immediately prior to the Effective Time (the "Class A Common Stock") shall be reclassified as and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, $0.0001 par value per share (the "Common Stock") authorized by paragraph (A) of Article FOURTH of the Certificate of Incorporation, without any action by the holder thereof (the "Reclassification"). Each Certificate that theretofore represented a share or shares of Class A Common Stock shall thereafter represent that number of shares of Common Stock into which the share or shares of Class A Common Stock represented by such certificates shall have been reclassified.

            5. At the Effective Time, the number of shares that the Corporation shall be authorized to issue shall increase to 160,000,000 shares of stock, of which (i) 150,000,000 shares shall be shares of Common Stock, par value $0.0001 per share, and (ii) 10,000,000 shares shall be shares of Preferred Stock, par value $0.0001 per share.

            6. The Original Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

            FIRST: The name of the corporation is DynTek, Inc.

            SECOND: Its registered office and place of business in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The Registered Agent in charge at such address is Corporation Service Company.

            THIRD: The purpose of the Corporation is to engage in any lawful act
or  activity  for  which   corporations  may  be  organized  under  the  General
Corporation Law of the State of Delaware (the "DGCL").

            FOURTH: A. Authorized Shares. The Corporation shall be authorized to issue 160,000,000 shares of stock, of which (i) 150,000,000 shares shall be shares of Common Stock, par value $0.0001 per share (the "Common Stock"), and
(ii) 10,000,000 shares shall be shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

                  B. Preferred Stock.

                        (1) The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series and, by filing a certificate pursuant to the DGCL (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such class or series, and to fix the designations, voting powers (if any), privileges, preferences and relative, participating, optional or other special rights of the shares of each such class or series and the qualifications, limitations and restrictions thereon. The authority of the Board of Directors with respect to each class or series shall include, but not be limited to, determination of the following:

                              (a) the designation of the class or series,  which
may be by distinguishing number, letter or title;

                              (b) the  number of shares of the class or  series,
which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding) in the manner permitted by law;

                              (c)  the  rate  of any  dividends  (or  method  of
determining the dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

                              (d) whether dividends, if any, shall be cumulative
or noncumulative and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series shall cumulate;

                              (e) if the  shares of such  class or series may be
redeemed by the Corporation, the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the Corporation or of another corporation or other entity) for which, the period or periods within which and the other terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any, including the obligation, if any, of the Corporation to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise;

                              (f) the  amount  payable  out of the assets of the
Corporation to the holders of shares of the class or series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                              (g)  provisions,  if any,  for the  conversion  or
exchange of the shares of such class or series, at any time or times, at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same class of capital stock of the Corporation or into any other security of the Corporation, or into the stock or other securities of any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;

                              (h)  restrictions on the issuance of shares of the
same class or series or of any other class or series of capital stock of the Corporation, if any; and

                              (i) the voting  rights and powers,  if any, of the
holders of shares of the class or series.

                        (2) The Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of Series A Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof previously filed by the Corporation on August 11, 2000 pursuant to the DGCL is incorporated by reference and attached as Exhibit A and remains in full force and effect.

                  C. Common Stock. The following is a statement of the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations and restrictions of the Common Stock of the
Corporation:

                        (1) Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock of the Corporation) or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore and shall share equally on a per share basis in all such dividends and other distributions.

                        (2) (a) At every meeting of the stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in his, her or its name on the transfer books of the Corporation, subject to any voting rights which may be granted to holders of Preferred Stock, on all matters submitted to a vote of stockholders of the Corporation.

                            (b) Except as otherwise provided by law, and subject
to any rights of the holders of Preferred Stock, the provisions of this Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of a majority of the votes entitled to be cast by the holders of the Common Stock. To the fullest extent permitted by law, any increase in the authorized number of shares of any class or classes of stock of the Corporation or creation, authorization or issuance of any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, shares of any such class or classes of stock shall be deemed not to affect adversely the powers, preferences or special rights of the shares of Common Stock.

                            (c)  Every   reference   in  this   Certificate   of
Incorporation to a majority or other proportion of shares, or a majority or other proportion of the votes of shares of Common Stock shall refer to such majority or other proportion of the votes to which such shares of Common Stock are entitled.

                            (d) At any meeting of stockholders,  the presence in
person or by proxy of the holders of a majority of the voting power of the shares of the Corporation issued and outstanding and entitled to vote on every matter that is to be voted on at such meeting shall constitute a quorum.

                        (3) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock. For purposes of this paragraph (C)(3), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

            FIFTH: A. Stockholder Meetings.

                        (1) Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. An annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may come before the meeting shall be held and place as shall be determined in accordance with the Bylaws. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

                        (2) Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or distributions upon liquidation, special meetings of stockholders of the Corporation of any class or series for any purpose or purposes may be called only by:

                              (a)   the Chairman of the Board of Directors;

                              (b)   the Vice-Chairman of the Board of Directors;

                              (c)   the President of the Corporation; or

                              (d)   a majority of the Board of Directors.

                  B. Written Consent. Except as may be otherwise provided in a resolution or resolutions providing for any class or series of stock other than Common Stock with respect to action by written consent by holders of such class or series of stock, any action required or permitted to be taken at any annual or special meeting of the stockholders may be effected by written consent of such stockholders pursuant to Section 228 of the DGCL.

            SIXTH: A. Powers of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall be constituted as provided in this Article SIXTH and as provided by law.

                  B. Number of Directors. The Board of Directors shall initially consist of seven (7) directors, which number of directors may be increased or decreased from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

                  C. Removal of Directors. Any director may be removed from office at any time, only for cause (as defined by the Corporation's Bylaws), by the affirmative vote of the holders of at least eighty percent (80%) of the votes entitled to be cast by the Common Stock.

                  D. Meetings of the Board of Directors. Meetings of the Board of Directors may be held within or without the State of Delaware, as the Bylaws may provide.

            SEVENTH: A director of the Corporation shall, to the maximum extent permitted by the laws of the State of Delaware, as now or hereafter in effect, have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                  The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

                  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

                  The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

                  Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                  Any repeal or modification of the laws of the State of Delaware, as now or hereafter in effect, shall not adversely affect any rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

            EIGHTH: The books of the Corporation may be kept (subject to any provision contained in the DGCL or other applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

            NINTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, in a summary way, on the application of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

            TENTH: The Bylaws of the Corporation may be adopted, consistent with law and the provisions of this Certificate of Incorporation (including any Preferred Stock Designation), and once adopted, any Bylaw may be altered or repealed, subject to the provisions of this Certificate of Incorporation, by:
(1) the affirmative vote of at least a majority of the members of the Board of Directors then in office; or (2) the affirmative vote of at least a majority of the voting power of the Common Stock.

            ELEVENTH: A. General Right to Amend Certificate of Incorporation.

                        (1) The  Corporation  hereby  reserves  the right at any
time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and to add thereto any other provision authorized by the laws of the state of Delaware at the time in force, and except as may otherwise be explicitly provided by any provision of this Certificate of Incorporation, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or officers of the Corporation or any other person whomsoever by and pursuant to this Certificate of Incorporation in its present form, or as hereafter amended, are granted subject to the right reserved in this paragraph (A)(1).

                        (2) Subject to the provisions of paragraph (B) below, the rights of the holders of Preferred Stock and the other provisions of this Certificate of Incorporation, the provisions of this Certificate of Incorporation may only be altered, amended or repealed, and any inconsistent provision adopted, with such action (if any) of the Board of Directors as is provided by law, and in addition to any other vote of stockholders (if any) required by law, and notwithstanding that a lower vote (or a no vote) of stockholders otherwise would be required, by the approval of at least a majority of the voting power of Common Stock.

                        B. Amendment of this Article. The affirmative vote of the holders of at least eighty percent (80%) of the voting power of all Common Stock shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

            TWELFTH: The Corporation shall have perpetual existence.

            IN WITNESS WHEREOF, this Certificate of Incorporation which restates, integrates and amends the provisions of the Original Certificate of Incorporation of the Corporation and subsequent amendments thereto, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by an authorized officer of the Corporation this __ day of July, 2004.

                                              DYNTEK, INC.

                                              By: ______________________________
                                                  Name:  Steven J. Ross
                                                  Title: Chief Executive Officer

PROXY

                         DYNTEK, INC. SPECIAL MEETING OF
                          STOCKHOLDERS - JULY 15, 2004

      This Proxy is solicited by the Board of Directors in connection with the Special Meeting of Stockholders of DynTek, Inc., to be held on July 15, 2004. Any Stockholder has the right to appoint as his proxy a person (who need not be a stockholder) other than any person designated below, by inserting the name of such other person in another proper form of proxy.

      The undersigned, a stockholder of DynTek, Inc. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Steven J. Ross and James Linesch, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders to be held on July 15, 2004 at the Corporation's executive offices, 18881 Von Karman Avenue, Suite 250, Irvine, CA, at 10:00 a.m., local time and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

                (Continued and to be signed on the reverse side)

              * Please detach and mail in the envelope provided. *

--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1,
                     "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    AMENDMENT   TO  AMENDED  AND   RESTATED      FOR       AGAINST     ABSTAIN       THIS PROXY  WHEN  PROPERLY  EXECUTED  WILL BE
      CERTIFICATE OF INCORPORATION: Amendment      [ ]         [ ]         [ ]         VOTED IN THE  MANNER  DIRECTED  HEREIN BY THE
      of the Amended and Restated Certificate                                          UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
      of   Incorporation   to  increase   the                                          GIVEN,  SUCH  SHARES  WILL BE  VOTED  FOR ALL
      authorized  capital of the  Corporation                                          PROPOSALS.
      to  (a)  eliminate  all  shares  of our
      authorized  Class B common stock,  none                                          The Board of Directors requests that you fill
      of which are currently outstanding, and                                          in the date and sign the Proxy and  return it
      (b) increase  the number of  authorized                                          in the enclosed envelope.
      shares  of  Class A common  stock,  the
      remaining  class of common stock,  from                                          IF THE PROXY IS NOT DATED IN THE SPACE BELOW,
      70,000,000,   par  value   $.0001,   to                                          IT IS  DEEMED TO BE DATED ON THE DAY WHICH IT
      150,000,000,   par  value  $.0001,  and                                          WAS MAILED BY THE CORPORATION.
      reclassify   such   stock  as   "common
      stock."

2.    AMENDMENT TO THE 2001 PLAN:                  FOR       AGAINST     ABSTAIN
                                                   [ ]         [ ]         [ ]
      Amendment  to the 2001 Plan to increase
      the  number of  shares of common  stock
      available  for the  granting of options
      under  the  2001   Plan  to   4,000,000
      shares.

3.    In their  discretion,  the  proxies are      FOR       AGAINST     ABSTAIN
      authorized  to  vote  upon  such  other      [ ]         [ ]         [ ]
      business  as may  properly  come before
      the Special  Meeting or any adjournment
      thereof.  Such discretionary  authority
      granted    to   the    proxies    shall
      specifically  include the right to vote
      in favor of  adjournment of the Special
      Meeting  until such time as  sufficient
      votes  necessary to take either or both
      of  the  actions   called   for   under
      Proposal 1  and  Proposal 2  have  been
      received  and cast therefor.

----------------------------------------------
To change the address on your account, please
check the box at right and indicate  your new
address in the address  space  above.  Please
note that changes to the  registered  name(s)
on the account may not be submitted  via this
method
----------------------------------------------

Signature of Stockholder _________________________ Date: _______    Signature of Stockholder _________________________ Date: _______

--------------------------------------------------------------------------------
Note: Please  sign  exactly  as your name or names  appear on this  Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).
--------------------------------------------------------------------------------